SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): August 16, 1995
     -----------------------------------------------------------------
                                                      (August 16, 1995)

                       Ames Department Stores, Inc.
          ------------------------------------------------------
          (Exact Name of Registrant As Specified In Its Charter)

                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)

                1-5380                                  04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)

    2418 Main Street; Rocky Hill, Connecticut          06067-0801
    -----------------------------------------          ----------
    (Address Of Principal Executive Offices)           (Zip Code)

                               (203) 257-2000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
       -------------------------------------------------------------
       (Former Name Or Former Address, If Changed Since Last Report)




                          Exhibit Index on Page 4

                     Page 1 of 7 (Including Exhibits)

Item 5:   OTHER EVENTS


               Beginning on August 16, 1995, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and twenty-six weeks ended July 29, 1995. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

               Sales for the four weeks ended July 29, 1995 were $1.1 million above the projections contained in the Form 8-K dated February 16, 1995 (the "Plan"). EBITDA (as defined in Exhibit 20) for the four weeks was $1.9 million better than Plan and $0.8 million better than last year. The EBITDA improvement over Plan was due to higher-than-planned gross margin and lower-than-planned expenses. Store non-payroll and advertising expenses were below Plan in fiscal July. The gross margin rate was favorably impacted by lower-than-planned markdowns.

               Sales for the twenty-six weeks ended July 29, 1995 were $4.1 million below Plan. The year-to-date EBITDA was $5.5 million better than Plan and $8.7 million better than last year. The EBITDA results for the twenty-six weeks reflected the favorable impact of lower-than-planned expenses and higher-than-planned other income and property gains (a portion of which is due to the timing of the sale of a property), partially offset by an unfavorable variance in gross margin dollars. Gross margin was negatively impacted by the below Plan sales performance and a lower-than-planned gross margin rate. The gross margin rate was below
          Plan because of higher-than-planned markdowns.

               As of July 29, 1995, merchandise inventories were $6.1 million above Plan. Trade payables were $3.5 million above Plan primarily due to better-than-planned trade payment terms. Outstanding borrowings under the Company's revolving line of credit were $10.9 million below Plan primarily due to lower-than-planned capital expenditures and higher-than-planned trade payables.


               The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 28, 1995, the Company's Form 10-Q for the first fiscal quarter ended
          April 29, 1995 and the Company's Form 8-K dated February 16,
          1995. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

               Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit:  20     Unaudited Financial Summary Results for the
                           Four and Twenty-Six Weeks Ended July 29, 1995



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                          INDEX TO EXHIBITS








     Exhibit No.              Exhibit                     Page No.
     -----------              -------                     --------


       20          Unaudited Financial Summary Results        6
                   for the Four and Twenty-Six Weeks
                   Ended July 29, 1995.

















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
                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMES DEPARTMENT STORES, INC.
                                    ----------------------------
                                         Registrant



Dated:  August 15, 1995             By:  /s/ Joseph R. Ettore
                                    -----------------------------------
                                      Joseph R. Ettore
                                      President, Director, and
                                      Chief Executive Officer


Dated:  August 15, 1995             By:  /s/ John F. Burtelow
                                    ------------------------------------
                                      John F. Burtelow
                                      Executive Vice President,
                                      Chief Financial Officer


Dated:  August 15, 1995             By:  /s/ William C. Najdecki
                                    ------------------------------------
                                      William C. Najdecki
                                      Senior Vice President,
                                      Finance

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